Exhibit 99.1

Investor Contact:	Adam Hanan
(615) 443-9887

Media Contact:	Heidi Pearce
(615) 235-4135

CRACKER BARREL REPORTS SECOND QUARTER FISCAL 2026 RESULTS AND UPDATES FISCAL 2026 OUTLOOK

LEBANON, Tenn. – March 4, 2026 – Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) (Nasdaq: CBRL) today reported its financial results for the second quarter of fiscal 2026 ended January 30, 2026.

Cracker Barrel President and Chief Executive Officer Julie Masino said, “Our disciplined focus on operational excellence is driving significant improvements in several key guest metrics, many of which serve as important leading traffic indicators. We have also taken additional actions to improve financial performance and remain confident that we are well-positioned to regain prior momentum.”

Second Quarter Fiscal 2026 Highlights

•	Total revenue was $874.8 million. Compared to the prior year quarter, total revenue decreased 7.9%.

o	Compared to the prior year quarter, comparable store restaurant sales decreased 7.1% and comparable store retail sales decreased 9.2%.

•	GAAP earnings per diluted share were $0.06, and adjusted[1] earnings per diluted share were $0.25.

•	GAAP net income was $1.3 million compared to the prior year quarter GAAP net income of $22.2 million.

•	Adjusted EBITDA[1] was $38.2 million, compared to the prior year quarter adjusted EBITDA[1] of $74.6 million.

	Second Quarter Ended
(In thousands, except per share amounts)	1/30/26	1/31/25
Revenue	$874,817	$949,439
GAAP net income	$1,282	$22,207
Adjusted net income[1]	$5,580	$30,921
Adjusted EBITDA[1]	$38,162	$74,628
GAAP earnings per share – diluted	$0.06	$0.99
Adjusted[1] earnings per share – diluted	$0.25	$1.38

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Balance Sheet & Capital Allocation

•	The Company ended the second quarter with total debt of $531.5 million and a consolidated senior leverage ratio[3] of 0.3x.

•	During the Company’s third quarter the Company expects to record a net cash benefit of approximately $46 million following the Company’s settlement of certain litigation matters.

•	The Company announced that its Board of Directors declared a quarterly dividend of $0.25 per share of the Company’s common stock. The quarterly dividend is payable on May 13, 2026 to shareholders of record as of April 10, 2026.

Fiscal 2026 Outlook

The Company provided the following updated outlook for fiscal 2026:

•	Total revenue of $3.24 billion to $3.27 billion (vs. previous outlook of $3.2 billion to $3.3 billion)

•	Adjusted EBITDA[1] of $85 million to $100 million[2] (vs. previous outlook of $70 million to $110 million2)

•	Commodity inflation of 2.0% to 2.5% (vs. previous outlook of 2.5% to 3.5)%

•	Hourly wage inflation of 2.5% to 3.0% (vs. previous outlook of 3% to 4)%

•	Capital expenditures of $105 million to $115 million (vs. previous outlook of $110 million to $125 million)

•	2 new Cracker Barrel stores (no change vs. previous outlook)

1 EBITDA, adjusted net income, adjusted EBITDA, and adjusted earnings per diluted share are non-GAAP financial measures. For definitions of these non-GAAP measures and reconciliations of these non-GAAP measures to the most directly comparable GAAP measures, please refer to the Reconciliation of GAAP-Basis Operating Results to Non-GAAP Operating Results section of this release.

2 The Company has determined to provide guidance focused on adjusted EBITDA1 because the Company believes it will be more useful to investors to evaluate the Company’s performance prior to the impact of depreciation, taxes, impairment charges, and other items that management believes are not reflective of the Company’s current operations. The Company is not able to reconcile the forward-looking estimate of adjusted EBITDA1 set forth above to a forward-looking estimate of net income, the most directly comparable estimated measure calculated in accordance with GAAP, without unreasonable efforts because the Company is unable to predict, forecast or determine the probable significance of certain items impacting these estimates, including interest expense, taxes, impairment charges and share-based compensation, with a reasonable degree of accuracy. Accordingly, the most directly comparable forward-looking GAAP estimate is not provided.

3 Consolidated senior leverage is defined as total debt (other than subordinated debt and unsecured debt) divided by adjusted EBITDA1 (as defined under our revolving credit facility).

Fiscal 2026 Second Quarter Conference Call

As previously announced, the live broadcast of Cracker Barrel’s quarterly conference call will be available to the public online at investor.crackerbarrel.com today beginning at 5:00 p.m. (ET). The online replay will be available tomorrow and through March 18, 2026.

About Cracker Barrel Old Country Store®

Cracker Barrel Old Country Store, Inc. – rooted in a rich legacy of warmth, generosity, and tradition – is on a mission to bring the goodness of country hospitality to life. Since 1969, when the first store opened in Lebanon, Tenn., Cracker Barrel has been serving up abundant portions of craveable homestyle food and offering one-of-a-kind retail finds. With approximately 660 company-owned Cracker Barrel Old Country Store® locations in 43 states, and ownership of the fast-casual Maple Street Biscuit Company, the brand continues to honor its heritage while welcoming everyone with more than a meal. For more information, visit CrackerBarrel.com.

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Except for specific historical information, certain of the matters discussed in this press release may express or imply projections of items such as revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These and similar statements regarding events or results that the Company expects will or may occur in the future are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual results and performance of the Company to differ materially from those expressed or implied by such forward-looking statements. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "trends," "assumptions," "target," "guidance," "outlook," "opportunity," "future," "plans," "goals," "objectives," "expectations," "near-term," "long-term," "projection," "may," "will," "would," "could," "expect," "intend," "estimate," "anticipate," "believe," "potential," "regular," "should," "projects," "forecasts," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology. The Company believes that the assumptions underlying any forward-looking statements are reasonable; however, any of the assumptions could be inaccurate, and therefore, actual results may differ materially from those projected in or implied by the forward-looking statements. In addition to the risks of ordinary business operations, factors and risks that may result in actual results differing from this forward-looking information include, but are not limited to risks and uncertainties associated with inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company’s restaurant or retail supply chain; effects of changes in international, national, regional and local economic and market conditions (such as the imposition of trade barriers or other changes in trade policy) on our business; the Company’s ability to manage retail inventory and merchandise mix; the Company’s ability to sustain or the effects of plans intended to improve operational or marketing execution and performance or liquidity; the impact of adverse or extreme weather events on sales and customer travel; the effects of increased competition at the Company’s locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company’s food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease as well as the possible effects of such events on the price or availability of ingredients used in our restaurants; the effects of the Company’s indebtedness and associated restrictions on the Company’s financial and operating flexibility and ability to execute or pursue its operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company’s financing costs and ability to refinance its indebtedness, in whole or in part; the Company’s reliance on a single distribution facility and certain significant vendors, particularly for foreign-sourced retail products; information technology disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors or actions of third parties; the Company’s compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; or the Company’s ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company’s ability to achieve aspirations, goals and projections related to its sustainability initiatives; the Company’s ability to enter successfully into new geographic markets that may be less familiar to it; changes in land, building materials and construction costs; the availability and cost of suitable sites for restaurant development and the Company’s ability to identify those sites; the Company’s ability to retain key personnel; the ability of and cost to the Company to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that the Company may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions; discretionary income or personal expenditure activity of the Company’s customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America ("GAAP"); and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission, press releases, and other communications. Any forward-looking statement made by the Company herein, or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

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CRACKER BARREL OLD COUNTRY STORE, INC.

CONDENSED CONSOLIDATED INCOME STATEMENT

(Unaudited)

(In thousands, except share and per share amounts, percentages and ratios)

	Second Quarter Ended			Six Months Ended
	1/30/26	1/31/25	Percentage Change	1/30/26	1/31/25	Percentage Change
Total revenue	$874,817	$949,439	(8)%	$1,672,005	$1,794,528	(7)%
Cost of goods sold (exclusive of depreciation & rent)	292,660	309,832	(6)	541,065	568,733	(5)
Labor and other related expenses	315,725	326,336	(3)	617,027	633,561	(3)
Other store operating expenses	217,503	220,025	(1)	446,348	431,573	3
General and administrative expenses	48,048	61,672	(22)	96,008	121,316	(21)
Impairment and store closing costs	418	2,451	(83)	3,891	3,151	23
Operating income (loss)	463	29,123	(98)	(32,334)	36,194	(189)
Interest expense	4,033	4,978	(19)	7,757	10,800	(28)
Income (loss) before income taxes	(3,570)	24,145	(115)	(40,091)	25,394	(258)
Provision for income taxes (income tax benefit)	(4,852)	1,938	(350)	(16,751)	(1,657)	(911)
Net income (loss)	$1,282	$22,207	(94)	$(23,340)	$27,051	(186)

Earnings (loss) per share – Basic:	$0.06	$1.00	(94)	$(1.05)	$1.22	(186)
Earnings (loss) per share – Diluted:	$0.06	$0.99	(94)	$(1.05)	$1.21	(187)

Weighted average shares:
Basic	22,345,041	22,258,289	0	22,317,016	22,238,013	0
Diluted	22,461,839	22,456,421	0	22,317,016	22,423,335	(0)

Ratio Analysis
Total revenue:
Restaurant	79.4%	79.0%		80.4%	79.9%
Retail	20.6	21.0		19.6	20.1
Total revenue	100.0	100.0		100.0	100.0
Cost of goods sold (exclusive of depreciation & rent)	33.5	32.6		32.4	31.7
Labor and other related expenses	36.1	34.4		36.9	35.3
Other store operating expenses	24.8	23.2		26.7	24.0
General and administrative expenses	5.5	6.5		5.7	6.8
Impairment and store closing costs	0.0	0.2		0.2	0.2
Operating income (loss)	0.1	3.1		(1.9)	2.0
Interest expense	0.5	0.6		0.5	0.6
Income (loss) before income taxes	(0.4)	2.5		(2.4)	1.4
Provision for income taxes (income tax benefit)	(0.5)	0.2		(1.0)	(0.1)
Net income (loss)	0.1%	2.3%		(1.4)%	1.5%

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CRACKER BARREL OLD COUNTRY STORE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share amounts)

	1/30/26	1/31/25
Assets
Cash and cash equivalents	$8,571	$10,346
Accounts receivable	35,353	38,018
Inventories	180,342	172,988
Prepaid expenses and other current assets	59,477	58,906
Property and equipment, net	961,460	969,790
Operating lease right-of-use assets, net	780,952	829,146
Intangible assets	24,325	24,387
Other assets	53,332	45,976
Total assets	$2,103,812	$2,149,557

Liabilities and Shareholders’ Equity
Accounts payable	$126,250	$143,161
Current portion of long-term debt	149,625	75
Other current liabilities	305,134	311,004
Long-term debt	381,839	471,465
Long-term operating lease liabilities	618,610	655,669
Other long-term obligations	96,527	107,268
Shareholders’ equity, net	425,827	460,915
Total liabilities and shareholders’ equity	$2,103,812	$2,149,557

Common shares issued and outstanding	22,350,789	22,263,481

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CRACKER BARREL OLD COUNTRY STORE, INC.

CONDENSED CONSOLIDATED CASH FLOW STATEMENT

(Unaudited and in thousands)

	Six Months Ended
	1/30/26	1/31/25
Cash flows from operating activities:
Net income (loss)	$(23,340)	$27,051
Depreciation and amortization	60,722	59,388
Amortization of debt issuance costs	1,329	884
Loss on disposition of property and equipment	4,239	4,246
Impairment	418	2,863
Share-based compensation	639	6,505
Noncash lease expense	30,498	30,436
Amortization of asset recognized from gain on sale and leaseback transaction	6,368	6,368
Decrease in inventories	243	7,970
Decrease in accounts payable	(43,598)	(19,127)
Net changes in other assets and liabilities	(39,687)	(32,891)
Net cash (used) provided by operating activities	(2,169)	93,693
Cash flows from investing activities:
Purchase of property and equipment, net of insurance recoveries	(60,747)	(76,986)
Proceeds from sale of property and equipment	234	894
Net cash used in investing activities	(60,513)	(76,092)
Cash flows from financing activities:
Net (payments) proceeds from long-term debt	45,500	(6,000)
Taxes withheld from issuance of share-based compensation awards	(1,934)	(1,379)
Dividends on common stock	(11,956)	(11,911)
Net cash (used) provided by financing activities	31,610	(19,290)

Net decrease in cash and cash equivalents	(31,072)	(1,689)
Cash and cash equivalents, beginning of period	39,643	12,035
Cash and cash equivalents, end of period	$8,571	$10,346

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	Second Quarter Ended
	1/30/26	1/31/25
Company-owned units opened during quarter:
Cracker Barrel	0	0
Maple Street Biscuit Company	0	0

Company-owned units closed during quarter:
Cracker Barrel	0	1
Maple Street Biscuit Company	0	0

Company-owned units in operation at end of quarter:
Cracker Barrel	656	657
Maple Street Biscuit Company	54	69

Total stores at end of period	710	726

	Second Quarter Ended		Six Months Ended
	1/30/26	1/31/25	1/30/26	1/31/25
Total revenue*: (In thousands)
Restaurant	$680,363	$733,303	$1,315,204	$1,399,736
Retail	180,407	198,757	326,933	360,357
Total revenue	$860,770	$932,060	$1,642,137	$1,760,093

Cost of goods sold* (exclusive of depreciation and rent): (In thousands)
Restaurant	$186,398	$199,243	$355,319	$373,326
Retail	102,417	106,222	177,695	186,669
Total cost of goods sold	$288,815	$305,465	$533,014	$559,995

Average unit volume*: (In thousands)
Restaurant	$1,037.1	$1,116.2	$2,003.6	$2,128.9
Retail	275.0	302.5	498.0	548.0
Total	$1,312.1	$1,418.7	$2,501.6	$2,676.9

Operating weeks*:	8,528	8,541	17,067	17,095

Note*: This information is for Cracker Barrel stores only and excludes Maple Street Biscuit Company.

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CRACKER BARREL OLD COUNTRY STORE, INC.

Reconciliation of GAAP-Basis Operating Results to Non-GAAP Operating Results

(Unaudited and in thousands, except per share amounts)

Adjusted Net Income and Earnings Per Share

In the accompanying press release, the Company makes reference to adjusted net income (loss) and adjusted earnings (loss) per share. The Company defines adjusted net income (loss) as net income (loss), calculated in accordance with GAAP, excluding, to the extent the following items occurred during the periods presented: (i) impairment charges, and, for periods prior to the second quarter of fiscal 2025, store closing costs, (ii) expenses related to the proxy contest in connection with the Company’s 2024 and 2025 annual meeting of shareholders, (iii) expenses associated with the Company’s strategic transformation initiative, (iv) a corporate restructuring charge that includes consulting fees related to business model improvement and severance related to a reduction in headcount, (v) a gain on extinguishment of debt related to the Company’s repurchase of $150 million aggregate principal amount of its 0.625% convertible senior notes due June 2026, (vi) store closing costs associated with MSBC reorganization, and (vii) the related tax impacts of the foregoing. The Company believes excluding these items from its financial results provides investors with an enhanced understanding of the Company's financial results and enhances comparability across periods. The Company calculates adjusted net income (loss) margin by dividing adjusted net income (loss) by consolidated GAAP revenue. The Company calculates adjusted net income (loss) per share by dividing adjusted net income (loss) by weighted average shares outstanding for the applicable period. This information is not intended to be considered in isolation or as a substitute for net income (loss) or earnings (loss) per share information prepared in accordance with GAAP.

	Second Quarter Ended				Six Months Ended
	1/30/26	Margin	1/31/25	Margin	1/30/26	Margin	1/31/25	Margin
Revenue	$874,817	100%	$949,439	100%	$1,672,005	100%	$1,794,528	100%

GAAP net income (loss)	1,282	0.1	22,207	2.3	(23,340)	(1.4)	27,051	1.5
Strategic transformation initiative expenses	0	0.0	3,965	0.4	0	0.0	7,263	0.4
Impairment and store closing costs	418	0.0	2,163	0.2	418	0.0	2,863	0.2
Store closing costs associated with MSBC reorganization	0	0.0	0	0.0	3,095	0.2	0	0.0
Proxy contest expenses	2,633	0.3	5,263	0.6	4,072	0.2	8,220	0.5
Corporate restructuring charge	2,568	0.3	0	0.0	8,743	0.5	0	0.0
Tax impacts of the foregoing	(1,321)	(0.2)	(2,677)	(0.3)	(3,837)	(0.2)	(4,311)	(0.2)
Adjusted net income (loss)	$5,580	0.6%	$30,921	3.3%	$(10,849)	(0.6)%	$41,086	2.3%

GAAP Earnings (loss) per share - basic	$0.06		$1.00		$(1.05)		$1.22
GAAP Earnings (loss) per share - diluted	$0.06		$0.99		$(1.05)		$1.21

Adjusted Earnings (loss) per share - basic	$0.25		$1.39		$(0.49)		$1.85
Adjusted Earnings (loss) per share - diluted	$0.25		$1.38		$(0.49)		$1.83

Weighted average shares - basic	22,345,041		22,258,289		22,317,016		22,238,013
Weighted average shares - diluted	22,461,839		22,456,421		22,317,016		22,423,335

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CRACKER BARREL OLD COUNTRY STORE, INC.

Reconciliation of GAAP-Basis Operating Results to Non-GAAP Operating Results

(Unaudited and in thousands)

EBITDA/Adjusted EBITDA

In the accompanying press release and the below reconciliation tables, the Company makes reference to EBITDA and adjusted EBITDA. The Company defines EBITDA as net income (loss), calculated in accordance with GAAP, excluding depreciation and amortization, interest expense and tax expense. The Company further adjusts EBITDA to exclude, to the extent the following items occurred during the periods presented: (i) expenses related to share-based compensation, (ii) impairment charges, and, for periods prior to the second quarter of fiscal 2025, store closing costs, (iii) the proxy contest in connection with the Company’s 2024 and 2025 annual meeting of shareholders, (iv) expenses associated with the Company’s strategic transformation initiative, (v) a corporate restructuring charge that includes consulting fees related to business model improvement and severance related to a reduction in headcount, (vi) a gain on extinguishment of debt related to the Company’s repurchase of $150 million aggregate principal amount of its 0.625% convertible senior notes due June 2026, and (vii) store closing costs associated with MSBC reorganization. The Company calculates EBITDA and adjusted EBITDA margin by dividing EBITDA and adjusted EBITDA by consolidated GAAP revenue. The Company believes that presentation of EBITDA and adjusted EBITDA (together with related margin figures) provides investors with an enhanced understanding of the Company's operating performance and debt leverage metrics and enhances comparability with the Company’s historical results, and that the presentation of this non-GAAP financial measure, when combined with the primary presentation of net income (loss), is beneficial to an investor’s complete understanding of the Company’s operating performance. This information is not intended to be considered in isolation or as a substitute for net income (loss) or net income (loss) margin prepared in accordance with GAAP.

	Second Quarter Ended 1/30/26	Margin	Six Months Ended 1/30/26	Margin
Revenue	$874,817	100%	$1,672,005	100%

GAAP Net income	1,282	0.1	(23,340)	(1.4)
(+) Depreciation & amortization	30,520	3.5	60,722	3.6
(+) Interest expense	4,033	0.5	7,757	0.5
(+) Tax expense (tax benefit)	(4,852)	(0.6)	(16,751)	(1.0)
EBITDA	$30,983	3.5%	$28,388	1.7%
Adjustments
(+) Share-based compensation	1,560	0.2	639	0.0
(+) Impairment	418	0.0	418	0.0
(+) Store closing costs associated with MSBC reorganization	0	0.0	3,095	0.2
(+) Proxy contest expenses	2,633	0.3	4,072	0.2
(+) Corporate restructuring charge	2,568	0.3	8,743	0.5
Adjusted EBITDA	$38,162	4.4%	$45,355	2.7%

	Second Quarter Ended 1/31/25	Margin	Six Months Ended 1/31/25	Margin
Revenue	$949,439	100%	$1,794,528	100%

GAAP Net income	22,207	2.3	27,051	1.5
(+) Depreciation & amortization	30,234	3.2	59,388	3.3
(+) Interest expense	4,978	0.6	10,800	0.6
(+) Tax expense (tax benefit)	1,938	0.2	(1,657)	(0.1)
EBITDA	59,357	6.3%	$95,582	5.3%
Adjustments
(+) Share-based compensation	3,880	0.4	6,506	0.4
(+) Impairment	2,163	0.2	2,863	0.2
(+) Proxy contest expenses	5,263	0.6	8,220	0.5
(+) Strategic transformation initiative expenses	3,965	0.4	7,263	0.4
Adjusted EBITDA	$74,628	7.9%	$120,434	6.7%

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